                                                                    EXHIBIT 3.13


_________________________            Filed with the Department of State on December 29, 1998


_________________________                   /s/
                                            --------------------------------------------
                                            Secretary of the Commonwealth

                       CERTIFICATE OF LIMITED PARTNERSHIP
                              DSCB:15:8511 (Rev 90)

         In compliance with the requirements of 15 Pa.C.S. SS. (relating to certificate of limited partnership), the undersigned desiring to form a limited partnership, hereby certifies that:

The name of the limited partnership is:  Aerolink International L.P.
---------------------------------------------------------------------------------------------------------------------

The (a) address of this limited partnership's initial registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is:
      Pittsburgh International Airport,

(a)  Cargo Building No. 3    P.O. Box 12375,  Pittsburgh            PA        15231            Allegheny
     ----------------------------------------------------------------------------------------------------------------
      Number and Street                          City               State       Zip             County

(b)  c/o:    N/A
         ------------------------------------------------------------------------------------------------------------
            Name of Commercial Registered Office Provider

For a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the limited partnership is located for venue and official publication purposes.

The name and business address of each general partner of the partnership is:

Name                                          Address

   Aerolink Management, Inc.                Pittsburgh International Airport
--------------------------------------------------------------------------------
                                            Cargo Building No. 3
--------------------------------------------------------------------------------
                                            P.O. Box 12375
--------------------------------------------------------------------------------
                                            Pittsburgh, PA 15231
--------------------------------------------------------------------------------

(Check, and if appropriate complete one of the following):

  X     The formation of the limited partnership shall be effective upon filing
----    this Certificate of Limited Partnership in the Department of State.

        The formation of the limited partnership shall be effective on:
----    at                                                              -------

IN TESTIMONY WHEREOF the undersigned general partner(s) of the limited partnership has (have) executed this Certificate of Limited Partnership this 20th day of December, 1998.


                                           Aerolink Management, Inc.,
                                               its sole General Partner

                                        By:  /s/  Terry Engel
----------------------------------         ------------------------------------
           (Signature)                     Terry Engel, (Signature)
                                           CEO


----------------------------------         ----------------------------------
           (Signature)                                (Signature)




                                       -2-